UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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STORE Capital Corporation
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2016. STORE CAPITAL CORPORATION XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. STORE CAPITAL CORPORATION 8501 E. PRINCESS DRIVE, SUITE 190 SCOTTSDALE, AZ 85255 proxy materials and voting instructions. E03439-P74791 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 4, 2016 Date: June 2, 2016 Time: 8:00 AM MST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STOR2016. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STOR2016 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. XXXX XXXX XXXX XXXX arrow (located on the following page) available and follow the instructions. E03440-P74791 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box During The Meeting: Go to www.virtualshareholdermeeting.com/STOR2016. Have the information that is printed in the box marked by the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote "FOR" each of the nominees listed in Item 1. 1. Election of Directors Nominees: 01) Morton H. Fleischer 02) Christopher H. Volk 03) Joseph M. Donovan 04) William F. Hipp The Board of Directors recommends that you vote for a frequency of “EVERY YEAR” with respect to Item 4. 05) Einar A. Seadler 06) Rajath Shourie 07) Derek Smith 08) Quentin P. Smith, Jr. 4. To appr ove, on an advisory basis, the frequency of future advisory votes approving the compensation of the Company’s named executive officers. The Board of Directors recommends you vote "FOR" Item 2. Note: Such other business as may properly come before the meeting or any postponement or adjournment thereof. 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. The Board of Directors recommends that you vote “FOR” Item 3. 3. To appr ove, on an advisory basis, the c o m p e n s a t i o n o f t h e C o m p a n y ’s n a m e d executive officers. E03441-P74791 Voting Items

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